UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

CS DIAGNOSTICS CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-29611	[20-1290331]
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Avenue, Suite 413, Cheyenne, Wyoming 82001

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +1 (307) 395-7333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 23, 2026, the Board of Directors (the "Board") of CS Diagnostics Corp. (the "Company"), after reviewing the findings of management and considering information presented regarding the Company's historical accounting, financial reporting, audit history, and disclosure controls, determined that the Company's previously issued financial statements for the fiscal years ended December 31, 2022, December 31, 2023, December 31, 2024, and December 31, 2025, and any interim financial statements or other financial information included in filings or reports for periods affected by the matters described below (collectively, the "Affected Financial Statements"), should no longer be relied upon.

In connection with this determination, the Board directed management to promptly undertake all necessary actions to correct and restate the Affected Financial Statements. The Board further authorized and instructed management to engage KBF Advisory LLC ("KBF"), the Company's technical accounting advisor, and Shah Teelani & Associates LLC ("Shah Teelani"), the Company's independent registered public accounting firm, to assist in reviewing the Company's accounting treatment, conducting the required re-audits and analyses, and preparing and refiling the Affected Financial Statements and related reports with the Securities and Exchange Commission as expeditiously as practicable.

The Board reached this conclusion in connection with communications with the Staff of the Division of Corporation Finance of the Securities and Exchange Commission regarding the Company's registration statement and management's subsequent review of the Company's historical accounting, financial reporting, audit history and disclosure controls.

The matters giving rise to the non-reliance determination include the following:

(i) Approximately $499.4 million intangible asset.

Management has preliminarily concluded that the approximately $499.4 million intangible asset recorded in connection with a September 4, 2023 transaction was improperly recognized and should be removed from the Company's balance sheet. Management has reassessed the transaction and now believes that the transaction should be evaluated under ASC 805-50, Transactions Between Entities Under Common Control, rather than under a fair value acquisition model. Management is also evaluating the application of ASC 730, Research and Development, ASC 350, Intangibles - Goodwill and Other, ASC 820, Fair Value Measurement, and related U.S. GAAP guidance.

The Company has engaged KBF to assist management in evaluating the appropriate accounting treatment of the transaction, the accounting periods affected, the impact on previously issued financial statements and the disclosures and corrective actions required under U.S. GAAP and SEC rules. KBF is acting as a technical accounting advisor and is not engaged to provide audit or attest services. The Company has also engaged Shah Teelani to work with management and KBF in reviewing the Affected Financial Statements and determining the nature and extent of any required amendments, re-audits, restatements or enhanced disclosures.

Based on management's preliminary conclusions, the Company currently expects that removal of the approximately $499.4 million intangible asset will require restatement of the Affected Financial Statements for one or more reporting periods. The restatement is expected to materially reduce the Company's previously reported total assets and stockholders' equity and may affect related disclosures, accumulated deficit, internal control conclusions and other financial statement line items.

(ii) Prior audit reports and auditor-related matters.

The Company is also reviewing its historical auditor engagements and previously issued audit reports, including audit reports issued by Olayinka Oyebola & Co. ("Olayinka") for certain historical periods. The Company has been informed that Olayinka is subject to SEC and related regulatory restrictions, including restrictions affecting reliance on audit reports issued by that firm. As a result, the Company has determined that audit reports issued by Olayinka with respect to affected historical financial statements, and any financial statements or filings that relied upon such audit reports, should no longer be relied upon.

The Company previously engaged LAO Professionals as a replacement PCAOB-registered auditor for certain periods and has subsequently engaged Shah Teelani as its current independent registered public accounting firm. Shah Teelani is expected to perform audit or re-audit procedures for affected periods, including the fiscal year ended December 31, 2025, as necessary in connection with the Company's restatement and remediation process.

(iii) Company`s Next Steps.

The Company has taken the following steps to address these matters and restore the integrity of its financial reporting:

•	Engaged Shah Teelani & Associates as its new independent registered public accounting firm to re-audit the affected periods and audit the fiscal year ended December 31, 2025;
•	Retained a technical accountant KBF Advisory LLC, to assist in evaluating the accounting treatment of the $499.4M Intangible and related matters;
•	Initiated a comprehensive review of the Company's internal controls over financial reporting with the objective of identifying and remediating the control deficiencies that contributed to the misstatement; and
•	Committed to convening an annual shareholder meeting at the earliest practicable date, at which management will provide shareholders with a detailed update on the restatement process, remediation efforts, and the Company's path forward.

The Company is committed to completing the restatement process as promptly as possible and to providing timely updates to its shareholders and the investing public. The Company currently anticipates filing restated financial statements for the affected periods, together with its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as expeditiously as practicable.

(iv) Shareholders communication.

The Board and management recognize the importance of transparent and timely communication with the Company's shareholders during this process. The Company wishes to assure its shareholders that the steps described above reflect management's commitment to accurate financial reporting and sound corporate governance. The identification of these issues, while significant, represents an important step in building a stronger and more reliable financial reporting infrastructure for CSDX. The Company has a defined plan, engaged the appropriate professionals, and is moving forward with urgency and purpose.

Shareholders are encouraged to contact the Company at csdxboard@csdcorp.us with any questions. Additional information will be provided at the annual shareholder meeting, which the Company expects to schedule in the near term.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the Company's expectations concerning the removal of the intangible asset, the anticipated restatement of previously issued financial statements, audit and re-audit procedures, the timing of amended filings, internal control remediation and related matters. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results, timing or outcomes to differ materially from those expressed or implied. The Company undertakes no obligation to update forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2026	CS DIAGNOSTICS CORP.
	By:	/s/ Mohammad Essayed
	Name:	Mohammad Essayed
	Title:	Chief Financial Officer